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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    October 21, 1997
                                                        --------------------



                         FIRST PALM BEACH BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                      0-21942                     65-0418027
--------------                 -----------                 --------------
(State or other                (Commission                 (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)


          450 South Australian Avenue, West Palm Beach, Florida  33401
        ---------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (561) 655-8511
             ------------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.      OTHER EVENTS.

      On October 21, 1997, First Palm Beach Bancorp, Inc. (the "Company") announced its earnings for the fiscal quarter and year ended September 30, 1997. The Company is the holding company of its wholly-owned subsidiary, First Bank of Florida, a federally-chartered stock savings and loan association, which is the primary source of the Company's consolidated net income.

      For additional information, please refer to the press release attached hereto as Exhibit 99.1.

ITEM 7.      EXHIBITS.

      The following is filed as an Exhibit to this report under Exhibit 99.1.

          Exhibit 99.1   Press release dated October 21, 1997.


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SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIRST PALM BEACH BANCORP, INC.
                                         (Registrant)





                                        By:  /s/ R. RANDY GUEMPLE
                                           -----------------------------------
                                           R. Randy Guemple
                                           Executive Vice President and
                                           Chief Operating Officer


Date:  October 24, 1997





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                               INDEX TO EXHIBITS

                                                                                           Sequential
   Exhibit                                                                                  Page No.
   -------                                                                                 ----------
    99.1       Text of press release, dated October 21, 1997, issued by First
               Palm Beach Bancorp, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . .





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